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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): September 29, 2003


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 2003, providing for the issuance of the CHL Mortgage Pass-Through Trust 2003-50, Mortgage Pass-Through Certificates, Series 2003-50).


                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)


          Delaware                  333-103821                95-4449516
          --------                  ----------                ----------
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
      of Incorporation)            File Number)           Identification No.)



           4500 Park Granada
           Calabasas, California                                 91302
         -------------------------                            ----------
           (Address of Principal                              (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
                                                   ----- --------

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Item 5.  Other Events.
         ------------

     On September 29, 2003, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement, dated as of September 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2003-50. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

     This amendment on Form 8-K/A amends and supersedes in its entirety the Form 8-K of CWMBS, Inc. previously filed on October 22, 2003 (accession number 000905148-03-003658). The sole purpose of this amendment on Form 8-K/A is to correct certain typographical errors appearing on the cover page to that Form 8-K filing, including the Date of Report as well as the transaction series reference. The correct Date of Report and transaction series reference appear on the cover page to this Form 8-K/A.

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Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1. The Pooling and Servicing Agreement, dated as of September 1, 2003, by and among the Company, Seller, Master Servicer and the Trustee.



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

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CWMBS, INC.



                                  By: /s/ Darren Bigby
                                     ---------------------------------
                                     Darren Bigby
                                     Vice President



Dated:  October 24, 2003



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                                 Exhibit Index
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Exhibit                                                                 Page
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99.1.      Pooling and Servicing Agreement,
           dated as of September 1, 2003, by
           and among, the Company, Seller,
           Master Servicer and the Trustee.                               6



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